                                                              Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

         In  connection  with the  accompanying  amended  Annual  Report on Form
10-K/A of Energy West,  Incorporated for the year ended June 30, 2003, I, Robert
B. Mease, Vice President and Controller  (principal financial officer) of Energy
West,  Incorporated,  hereby  certify  pursuant to 18 U.S.C.  Section  1350,  as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that to my knowledge:

(1) such amended Annual Report on Form 10-K/A for the year ended,  June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

(2) the  information  contained in such amended Annual Report on Form 10-K/A for the year ended June 30, 2003 fairly  presents,  in all  material  respects,  the financial condition and results of operations of Energy West, Incorporated.

Date: October 20, 2003           /s/ Robert B. Mease
                                 -----------------------------------
                                 Robert B. Mease
                                 Vice President and Controller
                                 (principal financial officer)

[A signed  original of this written  statement  required by Section 906 has been provided to Energy  West,  Incorporated  and will be  retained  by Energy  West,
Incorporated  and  furnished to the  Securities  and Exchange  Commission or its
staff upon request]